UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2019

(date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-33145

Delaware	36-2257936
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2019 annual meeting of stockholders held on January 31, 2019, Diana S. Ferguson was duly elected as a director, effective January 31, 2019, to serve until the 2020 annual meeting of the Company’s stockholders or until her earlier resignation or removal.  The Board of Directors has determined that Ms. Ferguson is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company's Corporate Governance Guidelines.

Ms. Ferguson currently serves as Chief Financial Officer for Cleveland Avenue, LLC, a privately-held venture capital firm which invests in innovative restaurant, food and beverage concepts and emerging brands. In addition, Ms. Ferguson has served as a principal of Scarlett Investments, LLC, a private investment firm, since 2013. She also served as Chief Financial Officer of the Chicago Board of Education (February 2010 to May 2011) and as Senior Vice President and Chief Financial Officer of The Folgers Coffee Company, a maker of coffee products (April 2008 to November 2008) until Folgers was sold in 2008. Prior to joining Folgers, she was Executive Vice President and Chief Financial Officer of Merisant Worldwide, Inc. Ms. Ferguson also served as the Chief Financial Officer of Sara Lee Foodservice, a division of Sara Lee Corporation, and in a number of leadership positions at Sara Lee Corporation, including Senior Vice President of Strategy and Corporate Development, as well as Treasurer.

Ms. Ferguson will receive compensation for her service as a director in accordance with the Company’s Independent Director Compensation Policy as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on December 19, 2018.

With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Ms. Ferguson and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Ms. Ferguson and the Company that would be required to be reported.

Ms. Katherine Button Bell did not stand for re-election at the Company’s 2019 annual meeting of stockholders held on January 31, 2019.

Item 9.01	Financial Statement and Exhibits

(d)

Exhibit	Description

99.1	Press release announcing the election of a Director of Sally Beauty Holdings, Inc. on January 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 31, 2019	By:	/s/ Christian A. Brickman
Christian A. Brickman
Director, President and Chief Executive Officer